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                                                                 EXHIBIT 10.32




                            STOCK PURCHASE AGREEMENT

         AGREEMENT made as of October 23, 1996 by and between Lithium Technology Corporation, a Delaware corporation (the "Company"), and the Placement Agent ("Agent").

                                  WITNESSETH:

         WHEREAS, the Agent has rendered certain services to the Company in connection with capital formation and certain transactions of even date herewith, and in consider therefor the Company desires to issue to the Agent 66,794 shares of (the "Agent Shares") of the Company's common stock (the "Common Stock") and also desires to issue a warrant to the Agent (the "Agent Warrant") (whose 87,500 underlying shares of Common Stock are referred to herein as the "Warrant Shares"), all upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants made herein, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Company and the Agent hereby agree as follows.

         1. Agent Shares. The Company shall issue to the Agent on the date hereof (the "Closing Date") (i) the Agent Warrant and (ii) the Agent Shares, which shall be equal to the number of shares of Common Stock equal to $87,500 divided by 80% of the Current Market Value of the Common Stock. For purposes of this Agreement, the term "Current Market Value" shall mean the average of the daily

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averages of the closing bid and closing asked prices of the Common Stock for the five (5) trading days immediately preceding the Closing Date.

         2. The Company's Representations and Warranties. The Company hereby represents and warrants to, and agrees with, the Agent that:

                 (a) The Disclosure Documents (as defined below) do not contain any untrue statement of a material fact or omit to state any material fact as of their respective dates of filing with the SEC and/or issuance to the media (as applicable) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There has been no material adverse change in the Company's business or financial condition since October 12, 1996. For purposes of this Agreement the term "Disclosure Documents" shall mean the Company's Report on Form 10-KSB for the year ended December 31, 1995, Reports on Form 10-QSB for the quarters ended March 31, 1996 and June 30, 1996, all of the Company's reports on Form 8-K filed with the United States Securities and Exchange Commission ("SEC") during 1996, the Company's Registration Statement on Form SB-2 as filed with the SEC on September 3, 1996, the Company's Registration Statement on Form S-8 as filed with the SEC on October 9, 1996, and all of the Company's press releases issued during 1996.

                 (b) The Company has been duly incorporated, is validly existing, and is in good standing under the laws of the State of Delaware with corporate power and authority to own its property and





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to conduct its business as described in the Disclosure Documents and to enter into and perform its obligations under this Agreement.

                 (c) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company with respect to any securities of the Company. The shares of Common Stock issuable pursuant to this Agreement and the Agent Warrant have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement and the Agent Warrant, will be duly and validly issued, fully paid and non-assessable. The Company is a "Domestic Issuer" and a "Reporting Issuer," as such terms are as defined by Rule 902 of Regulation S. The Company has registered its common stock pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of either Section 13(a) or 15(d) of the Exchange Act, and the Company's common stock trades on the Electronic Bulletin Board. The Company has not offered the Agent Shares, the Agent Warrant, and (upon the exercise of the Agent Warrant, if any) the Warrant Shares (collectively, the "Securities") to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. Person (as defined by Regulation S). At the time the buy order (if any) was originated, the Company and/or its agents reasonably believed the Agent was outside the United States





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and was not a U.S. Person based on the Agent's representations set forth herein. The Company and/or its agents reasonably believe that the sale of the Securities has not been prearranged with a buyer in the United States. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not (1) require the consent, authorization, or approval of any third party or any government body, or (2) conflict with or result in a material breach by the Company of any of the terms or provisions of, or constitute a material default under, the articles of incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets. The Company will instruct its transfer agent to issue one or more share certificates representing the Agent Shares and Warrant Shares with the following restrictive legend set forth below in the name of the Agent and in such denominations to be specified by the Agent prior to closing:

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD,





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         TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF TO ANY U.S. PERSON
         (AS SUCH TERM IS DEFINED UNDER REGULATION S) UNTIL THE 41st DAY FOLLOWING THE DATE OF THEIR PURCHASE BY THE REGISTERED HOLDER. AS SUCH, THIS LEGEND, AND ANY EXISTING STOP TRANSFER INSTRUCTIONS TO THE TRANSFER AGENT SHALL EXPIRE ON _______, 1996.

         The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period (as defined by Regulation S), have been given to the transfer agent and also warrants that the Securities shall otherwise be freely transferable on the books and records of the Company after the end of the Restricted Period in compliance with Regulation S. The Company will notify the transfer agent of the date of completion of the offering and of the date of expiration of the Restricted Period. The Company has taken and will take no action that will affect in any way the running of the Restricted Period or the ability of the Agent to resell the Securities in accordance with applicable securities laws and this Agreement; and the Company will comply with all applicable securities laws and regulations with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or NASDAQ or any other regulatory authority.





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                 (d)      This Agreement and the Agent Warrant have been duly
authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and subject to the Exon-Florio provision of the Omnibus Trade and Competitiveness Act of 1988 ("Exon-Florio").

         3. The Agent's Representations and Warranties. The Agent hereby represents and warrants to, and agrees with, the Company that:

                 (a) The Agent has been duly organized, is validly existing, and is in good standing under the laws of the jurisdiction of its formation with corporate or other power and authority to own its property and to conduct its business and to enter into and perform its obligations under this Agreement.

                 (b) The execution, delivery and performance of this Agreement by the Agent has been duly authorized by all necessary action of the Agent.

                 (c) This Agreement constitutes the legal, valid and binding obligation of the Agent enforceable in accordance with its terms, except as the same may be modified by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity.





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                 (d)      The Agent has received and reviewed the Company's
Disclosure Documents and the Agent or the Agent's designated representative has concluded a satisfactory due diligence investigation of the Company and has had an opportunity to have all its questions regarding the Company satisfactorily answered.

                 (e) The Agent is acquiring the Securities (as defined above) for investment purposes only without intent to distribute the same, and acknowledges that (A) such Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws, (B) the Agent will not be able to transfer such Securities except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom including without limitation Regulation S, (C) the certificates evidencing such Securities may contain a legend to the foregoing effect, (D) such Securities are speculative and involve a high degree of risk and the Agent is able to sustain the loss of the entire amount of its investment, and (E) the Agent has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of such Securities.

                 (f) The Agent is not a United States person, United States citizen or resident nor an entity organized under the laws of the United States or any of the States, nor located in the United States, nor purchasing the Securities directly or indirectly





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for the account or benefit of or on behalf of a United States citizen or resident or such entity. The Agent is familiar with and understands the provisions of Regulation S promulgated under the Securities Act.

         4. The Company's Covenants. In further consideration of the Agent's agreements herein contained, the Company covenants and agrees with the Agent as follows:

                 (a) The Company agrees to reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon the terms of this Agreement and/or the Agent Warrant.

         5.      Offering of Securities; Restrictions on Transfer.

                 (a) The Agent acknowledges and agrees that the Securities have not been and will not be registered under the Securities Act and have not been and may not be offered or sold within the United States or to, or for the account or benefit of, United States persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Agent represents and agrees that it will offer and sell the Securities only in accordance with (i) Regulation S, (ii) an exemption from registration under the Securities Act, or (iii) an effective registration statement under the Securities Act. Without limiting the generality of the foregoing, the Agent agrees that it will not transfer the Securities prior to forty (40) days after the Closing Date.





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                 (b)      The Agent further acknowledges and agrees that
neither it nor its affiliates, nor any persons acting on its behalf, has engaged or will engage in any directed selling efforts (as defined in Regulation S) with respect to the Securities, and the Agent, its affiliates and all persons acting on the Agent's behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Agent agrees that, at or prior to confirmation of any sale of Securities the Agent will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases such Securities from the Agent during the restricted period a confirmation or notice to substantially the following effect:

                 "The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution thereof at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                 (c) The Agent is not a "distributor" as that term is used in Regulation S.

                 (d) The Agent agrees that it will not offer or sell the Securities purchased from the Company hereunder or pursuant to the Agent Warrant by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act).





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                 (e)      The Agent represents, warrants and agrees that it
will not offer or sell any Securities in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and that the Agent will take at its own expense whatever action is required to permit offers, sales or the purchase and resale by them of the Securities. The Agent understands that no action has been taken by the Company to permit a public or private offering in any jurisdiction outside the United States where action would be required for such purpose.

                 (f) The Agent represents and agrees that any activities with respect to the Securities or the Common Stock in connection with the distribution of the Securities will be conducted in compliance with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") including without limitation Rule 10b-7 under the Exchange Act to the extent such Rule is applicable thereto.

                 (g)      (1)     The Agent agrees that any distributor shall
agree in writing that all offers and sales of the Securities prior to the expiration of the restricted period specified in Rule 903(c)(2) or (3), as applicable, shall be made only: in accordance with the provisions of Rule 903 or 904; pursuant to registration of the Securities under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act; and

                          (2)     All offering materials and documents (other
than press releases) used in connection with offers and sales of





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the Securities prior to the expiration of the restricted period specified in
Rule 903(c)(2) or (3), as applicable, shall include statements to the effect that the Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the Securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Such statements shall appear:

                                  (i)      on the cover or inside cover page of
any prospectus or offering circular used in connection with the offer or sale of the Securities;

                                  (ii)     in the underwriting section of any
prospectus or offering circular used in connection with the offer or sale of the Securities;

                                  (iii)  in any advertisement made or issued by
the issuer, any distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. Such statements may appear in summary form on prospectus cover pages and in advertisements.

                          (3)     The Agent acknowledges and agrees that any
offer or sale of the Securities, if made prior to the expiration of a 40-day restricted period, shall not be made to a U.S. person or for the account or benefit of a U.S. person (other than a distributor).

                          (4)     The Agent acknowledges and agrees that
any distributor selling Securities to a distributor, a dealer, as





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defined in Section 2(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in respect of the securities sold, prior to the expiration of a 40-day restricted period, shall agree to send a confirmation or other notice to the Agent stating that the Agent is subject to the same restrictions on offers and sales that apply to a distributor.

                 (h) The Agent agrees that in the case of an offer or sale of Shares prior to the expiration of the restricted period specified in Rule 903(c)(2) or (3), a applicable, by a dealer, as defined in Section 2(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in respect of the securities offered or sold:

                          (i)     neither the seller nor any person acting on
his behalf knows that the offeree or buyer of the securities is a U.S. person;
and

                          (ii)    if the seller or any person acting on the
seller's behalf knows that the Agent is a dealer, as defined in Section 2(12) of the Securities Act, or is a person receiving a selling concession, fee or other remuneration in respect of the Securities sold, the seller or a person acting on the seller's behalf sends to the Agent a confirmation or other notice stating that the Securities may be offered and sold during the restricted period only: in accordance with the provisions of Regulation S; pursuant to registration of the securities under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act.





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                 Terms used in this Section 8 and Section 5 have the meanings given to them by Regulation S, unless otherwise indicated. The Agent agrees to indemnify and hold the Company, its officers, directors, attorneys, representatives, and shareholders, or any person who may be deemed to control the Company, harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the Agent's representations, warranties or statements or the breach of any of the agreements contained herein to the extent, but only to the extent, that such loss, liability, claim, damage or expense results primarily from the Agent's gross negligence, recklessness or bad faith with respect to such representation, warranty, statement or agreement.

         6.      Miscellaneous.

                 (a) Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof.

                 (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to the Agent at the address set forth on the signature page hereof; and notices to the Company shall be directed to it at 5115 Campus





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Drive, Plymouth Meeting, PA  19462-1129, Attn: Thomas R. Thomsen, Chairman and
Chief Executive Officer.

                 (c) Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Agent and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

                 (d) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.





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            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



                                  LITHIUM TECHNOLOGY CORPORATION



                                  By:__________________________________________
                                     Thomas R. Thomsen, Chairman
                                     and Chief Executive Officer


                                  Agent

                                  By:__________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________
                                     Address:__________________________________
                                     Phone Number:_____________________________
                                     Fax Number:_______________________________





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